UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2022

GTY TECHNOLOGY HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-37931	83-2860149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, 16th Floor

Boston, MA 02199

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 465-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	GTYH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Effective on January 26, 2022, each of the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer (collectively, the “Executives”) of GTY Technology Holdings Inc. (the “Company”) entered into a waiver and consent (each, a “Waiver and Consent”) with regard to his respective annual bonus for 2021.

Pursuant to the following amended and restated letter agreements with the Executives, each Executive is eligible to receive an annual cash bonus of up to 50% of his annual base salary (“Annual Bonus”):

•	amended and restated letter agreement dated July 1, 2021 with TJ Parass, its Chief Executive Officer and President, which was assigned to Questica Software Inc., a subsidiary of the Company, on that same date;

•	amended and restated letter agreement dated April 29, 2021with John Curran, the Chief Financial Officer of the Company; and

•	amended and restated letter agreement dated April 15, 2021 with Dave Farrell, the Chief Operating Officer of the Company.

Each Executive entered into a Waiver and Consent pursuant to which such Executive waived his right to receive his Annual Bonus for 2021 in cash and consented to the payment of such bonus in cash, restricted stock units with a vesting period of no more than one year, or a combination of both. The specific amount of each Annual Bonus has not yet been determined.

The foregoing descriptions of the Waivers and Consents are not complete descriptions thereof and are qualified in their entirety by reference to the Waivers and Consents attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Waiver and Consent by TJ Parass dated January 26, 2022.
10.2	Waiver and Consent by John Curran dated January 26, 2022.
10.3	Waiver and Consent by David Farrell dated January 26, 2022.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the inline XBRL Document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GTY TECHNOLOGY HOLDINGS INC.

	By:	/s/ Jon C. Bourne
		Name:	Jon C. Bourne
		Title:	Executive Vice President, General Counsel and Secretary

Dated: January 26, 2022